UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019

AXA Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Avenue of the Americas, New York, New York	10104
(Address of principal executive offices)	(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On November 27, 2019, AXA Equitable Holdings, Inc. (the “Company”) closed the public offering of an aggregate of 29,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Fixed Rate Noncumulative Perpetual Preferred Stock, Series A, par value $1.00 per share and liquidation preference of $25,000 per share (the “Preferred Stock”) of the Company. The offering and sale of the Depositary Shares and Preferred Stock were registered under the Company’s registration statement on Form S-3 (File No. 333-234788), and a prospectus supplement related to the Depositary Shares dated November 20, 2019 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933).

The following documents are being filed with this Current Report on Form 8-K and are incorporated herein by reference: (i) the Deposit Agreement, dated November 27, 2019, among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively, as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares, (ii) the Form of Preferred Stock Certificate, (iii) the Form of Depositary Receipt and (iv) the validity opinion and consent of Willkie Farr & Gallagher LLP with respect to the Depositary Shares and the Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Deposit Agreement, dated November 27, 2019, among the Company, Computershare Inc. and Computershare Trust Company, N.A., collectively, as depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of Preferred Stock Certificate (included as Exhibit A to Exhibit 3.1 of the Company’s Form 8-K filed on November 21, 2019).

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the Depositary Shares and the Preferred Stock.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXA EQUITABLE HOLDINGS, INC.

Date: November 27, 2019	By:	/s/ Dave S. Hattem
	Name:	Dave S. Hattem
	Title:	Senior Executive Vice President, Chief Legal Officer and Secretary